UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 29, 2021

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 29, 2021, Bonanza Creek Energy, Inc. (“Bonanza Creek” or the “Company”) held a virtual special meeting of the Company’s stockholders (the “Company Special Meeting”). At the Company Special Meeting, the Company’s stockholders voted on and approved (i) a proposal (the “Extraction Proposal”) to approve the issuance of shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”) to the stockholders of Extraction Oil & Gas, Inc. (“Extraction”) in connection with that certain Agreement and Plan of Merger, dated as of May 9, 2021, by and among the Company, Raptor Eagle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Extraction (as amended, the “Extraction Merger Agreement”), and (ii) a proposal to approve the issuance of shares of Company Common Stock to the stockholders of CPPIB Crestone Peak Resources America Inc., a Delaware corporation (“Crestone Peak”) (the “Crestone Peak Proposal,” and together with the Extraction Proposal, the “Company Proposals”) in connection with that certain Agreement and Plan of Merger, dated as of June 6, 2021, by and among the Company, Raptor Condor Merger Sub 1, Inc., Raptor Condor Merger Sub 2, LLC, Crestone Peak Resources LP, Crestone Peak, Crestone Peak Resources Management LP and Extraction (the “Crestone Merger Agreement”).

Prior to the Company Special Meeting, the Company delivered a definitive joint proxy statement/prospectus (the “Joint Proxy Statement”) to its stockholders describing the Company Special Meeting, the Company Proposals, the Transactions (as defined below) and related information. The Joint Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 28, 2021.

At the Company Special Meeting, each of the Company Proposals was approved by the affirmative vote of a majority of votes cast by Company stockholders entitled to vote thereon and present or represented by proxy at the Company Special Meeting.

As disclosed in the Joint Proxy Statement, as of the close of business on September 1, 2021, the record date for the Company Special Meeting, there were 30,848,887 shares of Company Common Stock outstanding and entitled to vote. 26,579,404.30 shares of Company Common Stock were represented in person or by proxy at the Company Special Meeting, which constituted a quorum to conduct business at the meeting. The following are the final voting results on each Company Proposal, which are more fully described in the Joint Proxy Statement.

The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to each Company Proposal presented at the Company Special Meeting was:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Extraction Proposal	26,570,669.21	3,952.08	4,783.01	0.00
Crestone Peak Proposal	26,569,620.22	5,025.08	4,759.00	0.00

Item 8.01	Other Events

On October 29, 2021, Extraction held a virtual special meeting of Extraction’s stockholders (the “Extraction Special Meeting”). At the Extraction Special Meeting, the Extraction stockholders voted to approve and adopt the Extraction Merger Agreement (such proposal the “Extraction Stockholder Proposal,” and together with the Company Proposals, the “Proposals”).

With the approval of the Proposals, the Company expects the closing of the merger transactions between Bonanza Creek and Extraction (the “Extraction Merger”) and between Bonanza Creek, Crestone Peak and Extraction (the “Crestone Peak Merger,” and, collectively, the “Transactions”) to occur on or about November 1, 2021, subject to the satisfaction or waiver of the remaining conditions to close, each of which by their nature cannot be satisfied until the closing.

No Offer or Solicitation

This communication relates to the Transactions. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval, in any jurisdiction, with respect to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of the securities referred to in this Current Report on Form 8-K in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Offers of securities with respect to the Extraction Merger shall be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). Bonanza Creek intends to issue the merger consideration in connection with the Crestone Peak Merger in reliance on the exemptions from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Important Additional Information

In connection with the Transactions, Bonanza Creek and Extraction have filed materials with the SEC, including (1) the Joint Proxy Statement and (2) a Registration Statement on Form S-4, Registration No. 333-257882, with respect to the Extraction Merger (the “Registration Statement”), of which the Joint Proxy Statement is a part. The Registration Statement was declared effective by the SEC on September 28, 2021 and Bonanza Creek and Extraction have sent the definitive form of the Joint Proxy Statement to the shareholders of Bonanza Creek and the shareholders of Extraction. These documents are not substitutes for the Joint Proxy Statement or Registration Statement or for any other document that Bonanza Creek or Extraction may file with the SEC and send to Bonanza Creek’s shareholders or Extraction’s shareholders in connection with the Transactions.

INVESTORS AND SECURITY HOLDERS OF BONANZA CREEK AND EXTRACTION ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BONANZA CREEK AND EXTRACTION WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BONANZA CREEK, EXTRACTION, CRESTONE PEAK, THE TRANSACTIONS, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement, as each may be amended from time to time, and other relevant documents filed by Bonanza Creek and Extraction with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Bonanza Creek will be available free of charge from Bonanza Creek’s website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting Bonanza Creek’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by Extraction will be available free of charge from Extraction’s website at www.extractionog.com under the “Investor Relations” tab or by contacting Extraction’s Investor Relations Department at (720) 974-7773 or ir@extractionog.com.

Forward-Looking Statements and Cautionary Statements

Certain statements in this Current Report on Form 8-K concerning the Transactions, including any statements regarding the combined company’s expected credit facility, expected timetable for completing the Transactions, the results, effects, benefits and synergies of the Transactions, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Bonanza Creek’s, Extraction’s or Crestone Peak’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words

“anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Bonanza Creek, Extraction’s and Crestone Peak’s plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that a condition to closing of the Transactions may not be satisfied, that either party may terminate the Extraction Merger Agreement or the Crestone Merger Agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transactions; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Bonanza Creek, Extraction and Crestone Peak; the effects of the business combination on Bonanza Creek, Extraction and Crestone Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transactions; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transactions. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Bonanza Creek’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, each of which is on file with the SEC and available from Bonanza Creek’s website at www.bonanzacrk.com under the “Investor Relations” tab, and in other documents Bonanza Creek files with the SEC, and in Extraction’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed amended Annual Report on Form 10-K/A and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, each of which is on file with the SEC and available from Extraction’s website at www.extractionog.com under the “Investor Relations” tab, and in other documents Extraction files with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONANZA CREEK ENERGY, INC.

Dated: October 29, 2021	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Executive Vice President, General Counsel, and Secretary

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